SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 3, 2020

MINISTRY PARTNERS INVESTMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

California	333-04028LA	26-3959348
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA	92821
(Address of Principal Executive Offices)	(Zip Code)

            Registrant's telephone number, including area code: (714) 671-5720

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the

            Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the

            Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;

                  Appointment of Certain Officers; Compensatory Arrangements of

                  Certain Officers.

On  January 3, 2020,  Ministry Partners Investment Company, LLC (the “Company”), announced that Michael R. Boblit has been appointed as Vice President, Corporate Lending Services for the Company.

Mr. Boblit has previously served as an independent consultant for the Company since September 14, 2018, working with the Company’s Executive and lending services team.  Mr.

Boblit served as a commercial loan officer, asset manager and director for business development at Evangelical Christian Credit Union, a Brea, California credit union (“ECCU”), from August, 2000 to July, 2018. Prior to joining ECCU, Mr. Boblit had a successful career in managing sales operations for both public and private business consulting firms, high technology companies, enterprise software services, document management solutions and optical storage products.  Given Mr. Boblit’s extensive experience in developing sales teams, marketing strategies and his eighteen years of service with ECCU in its commercial lending operations while working with Christian organizations and churches, Mr. Boblit will be tasked with the responsibility of enhancing the Company’s loan origination and commercial lending operation.  Mr. Boblit holds a Bachelor of Science in Business Administration, from University of San Diego.

There are no family relationships between Mr. Boblit and any manager, executive officer or person nominated or chosen by the Company to become a manager or executive officer.  Additionally, there have been no transactions involving Mr. Boblit that would require disclosure under Item 404(a) of Regulation S-K.

The Company also announced that it had reorganized its senior management team effective as of January 3, 2020.  Joseph W. Turner, Jr. will continue to serve as the Company’s Chief Executive Officer and President and Brian Barbre will serve as the Company’s Senior Vice President and Chief Finance Officer.  As part of the management team reorganization, Mr. William M. Crammer, III and Mr. Edward Ramirez have been appointed to serve as Assistant Vice-President, Relationship Manager and Assistant Vice President, Credit Administration, respectively.  Mr. Crammer previously served as the Company’s Senior Vice President and Chief Lending Officer.

There are no family relationships between Mr. Crammer or Mr. Ramirez and any manager, executive officer or person nominated or chosen by the Company to become a manager or executive officer.  Additionally, there have been no transactions involving Mr. Crammer and/or Mr. Ramirez that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 6, 2020	MINISTRY PARTNERS INVESTMENT
COMPANY, LLC
/s/ Joseph W. Turner, Jr Joseph W. Turner, Jr. Chief Executive Officer and President